First Quarter 2019 Financial Results April 29, 2019 Creating Innovative Steel Solutions © 2019 AK Steel. All rights reserved.

AK Steel Executive Presenters . Roger Newport Chief Executive Officer . Kirk Reich President and Chief Operating Officer . Jaime Vasquez Vice President – Finance and Chief Financial Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 2 © 2019 AK Steel. All rights reserved.

Forward-Looking Statements Certain statements made or incorporated by reference in this earnings release reflect management’s estimates and beliefs and are intended to be “forward-looking statements” identified in the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “believes,” “intends,” “plans,” “estimates” and other similar references to future periods typically identify forward-looking statements. The company cautions readers that forward-looking statements reflect the company’s current beliefs and judgments, but are not guarantees of future performance or outcomes. They are based on a number of assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that are beyond the company’s control. They are also based upon assumptions about future business decisions and conditions that may change. Forward-looking statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. Such factors that could cause the company’s actual results and financial condition to differ materially from the results contemplated by such forward-looking statements include reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; risks related to U.S. government actions on trade agreements, trade related laws and regulations and trade related treaties or policies; changes in the cost of raw materials, supplies and energy; the company’s significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of the company’s major customers or key suppliers; the company’s significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum or other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials or supplies; production disruption or reduced production levels; the company’s healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emissions; conditions in the financial, credit, capital and banking markets; the company’s use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats, cybercrime and exposure of private information; the company’s failure to achieve expected benefits of the Precision Partners acquisition; changes in tax laws and regulations; as well as those risks and uncertainties discussed in more detail in the company’s Annual Report on Form 10-K for the year ended December 31, 2018, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. As such, the company cautions readers not to place undue reliance on forward-looking statements, which speak only to the company’s plans, assumptions and expectations as of the date hereof. The company undertakes no obligation to publicly update any forward-looking statement, except as required by law. SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 3 © 2019 AK Steel. All rights reserved.

Roger Newport Chief Executive Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 © 2019 AK Steel. All rights reserved.

Protecting Our Most Important Asset – Our People . Safety performance continues to lead the industry by a wide margin . Four facilities achieved zero OSHA DART cases for 1Q 2019 . Four facilities achieved zero OSHA Recordable cases for 1Q 2019 . Two facilities achieved zero occupational injuries for 1Q 2019 SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 5 © 2019 AK Steel. All rights reserved.

Strategic Progress

2014-15

- Acquired Dearborn assets
- Idled Ashland hot-end steelmaking operations
- Began product portfolio optimization

2016

- Dearborn coating line upgraded to produce next generation steels
- Introduced NEXMET® 440EX
- Strengthened balance sheet
- Reduced interest cost and extended maturity
- ~$210 million pension de-risking annuitizations

2017

- New Research and Innovation Center
- Introduced NEXMET® 1000 and 1200
- Raw Material Supplier of the Year by FCA USA
- DOE award to improve motor efficiency for hybrid/electric vehicles
- Acquisition of Precision Partners
- Major investment at Middletown hot-end

2018

- Best financial performance since 2008
- Named a General Motors Supplier of the Year
- Mansfield melt shop upgrade
- Launched TRAN-COR® X electrical steel
- DOE Award for development of lightweight steels
- Record AK Tube results
- ~$280 million pension de-risking annuitization
- Reduced debt by $116 million

2019 +

- Capital investment to support growth at Precision Partners
- Announced closure of Ashland Works
- DOE award to leverage high performance computing for hot rolling steel research
- Ongoing steel, tubing, and stamping new product trials

AK Steel

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April 2019 6

© 2019 AK Steel. All rights reserved.

Ashland Works Update . Plan to close the Ashland Works facility by the end of 2019 − Blast furnace and ‘hot-end’ were idled more than three years ago . Transitioning of production to increase utilization at other AK Steel coating lines in the U.S. is on track . These actions are expected to result in annual savings of over $40 million beginning in 2020 SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 7 © 2019 AK Steel. All rights reserved.

Delivering On Our Strategy  Improving competitive cost position  Enhancing financial position  De-risking the business  Developing innovative steel solutions SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 8 © 2019 AK Steel. All rights reserved.

Steel Market Update North America Light Vehicle Production . Overall demand for steel remains solid (Millions) . Automotive production remains strong, although 17.1 17.0 16.9 16.8 17.0 expected to be slightly lower than 2018 . Spot market pricing for carbon steels remains at healthy levels . Service center inventories are balanced with demand 2017 2018 2019E 2020E 2021E U.S. Housing Starts U.S. Non-Residential Construction Fixed Investment (Millions) ($ Billions) 1.34 $2,996 1.29 $2,917 1.26 1.26 $2,825 $2,712 1.21 $2,539 2017 2018 2019E 2020E 2021E 2017 2018 2019E 2020E 2021E Source: AK Steel estimates SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 9 © 2019 AK Steel. All rights reserved.

Kirk Reich President and Chief Operating Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 © 2019 AK Steel. All rights reserved.

Growth at Precision Partners . Increase in profitability expected in 2019 . Joint commercial activity with AK Steel and AK Tube progressing . Investing in new 200,000 square foot facility to support new business awarded SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 11 © 2019 AK Steel. All rights reserved.

Record Performance and Growth at AK Tube . Expect 2019 to exceed record 2018 results . Proficient in both carbon and stainless tube across the entire spectrum of steel grades . Production capabilities provide a competitive advantage . Solid and growing automotive and powersports OEM partnerships . Significant additional opportunities in development SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 12 © 2019 AK Steel. All rights reserved.

Automotive Technical “Road Shows” . Developing even stronger customer relationships . Hands-on displays . Highlights AK Steel high-strength steel advancements and downstream solutions SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 13 © 2019 AK Steel. All rights reserved.

Optimizing Raw Materials Costs . Additional coal seam operational by 3Q 2019 . Capitalizing on foundry coke market opportunity . Modest capital investment . Optimizing current equipment ‒ Accessing new mine through current portal . Increased production benefits the cost of furnace coke . Maintain existing production levels ‒ Lower cost ‒ Improve blended coal quality . Creates opportunity to increase production, depending upon market conditions SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 14 © 2019 AK Steel. All rights reserved.

Automotive Model Changeovers Provide Opportunity 20 Higher UHSS utilization on new models . New vehicle launches occurring at a faster rate 18 16 . OEMs are focused on lightweighting and powertrain innovation to meet CAFE standards 14 12 . Steel provides the best solution for overall value 10 and performance 8 6 . Ultra high-strength steel (UHSS) utilization 4 Annaul Vehicle Production (millions) greater at model changeover/launch 2 0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Models Launched Pre-2017 Models Launched Post-2016 Opportunities for ultra high-strength steels are increasing Note: UHSS represents steels with tensile strengths greater than 980 MPa such as ULTRALUME® and NEXMET® SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 15 © 2019 AK Steel. All rights reserved.

Growing Demand for Ultra High-Strength Steels 600 570 . 533 Automotive OEMs are seeking cost 507 effective lightweighting solutions 500 474 453 431 320 395 282 . Innovating steel products in 400 254 218 329 170 collaboration with future OEM 314 123 195 296 vehicle body designs 300 279 71 258 66 239 63 59 209 55 51 Net Pounds per Vehicle per Pounds Net 200 . Fewer competitors capable of 45 producing UHSS 272 248 258 261 258 256 253 251 250 220 233 100 188 203 164 . Growth is expected to accelerate between 2020 and 2025 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 AHSS UHSS AK Steel is well-positioned to provide the future lightweighting solutions sought by automakers Source: DuckerFrontier 2018, SMDI NA Automotive Steel Content Market Study SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 16 © 2019 AK Steel. All rights reserved.

Jaime Vasquez Vice President – Finance and Chief Financial Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 © 2019 AK Steel. All rights reserved.

Ashland Works Financial Impact . First quarter 2019 charge of $77.4 million − Primarily termination of take-or-pay agreements and employee unemployment and benefit costs . Estimated cash impact and timing − $15 million in 2019 − $30 million in 2020 − $15 million in 2021 − Balance is spread over several years thereafter . Expect to incur additional cash costs in 2019 related to closure of the facility of ~$10 million, which will decline in future years, plus $4 million of accelerated depreciation . Annual savings of more than $40 million expected beginning in 2020 Note: Ashland Works closure charge in 1Q 2019 excluded from the company's 2019 annual guidance SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 18 © 2019 AK Steel. All rights reserved.

First Quarter 2019 Financial Highlights ($ Millions, except per share and per ton) Y-o-Y 1Q 2018 4Q 2018 1Q 2019 Improvement Flat-Rolled Shipments (in 000s of tons) 1,431 1,389 1,388 -3% Flat-Rolled Average Selling Price Per Ton $1,045 $1,106 $1,112 6% Net Sales $1,658.9 $1,677.1 $1,697.7 2% Net Income (Loss) $28.7 $33.5 ($4.5) NM Adjusted Net Income $28.7 $48.0 $72.9 154% Adjusted EBITDA $118.7 $135.5 $160.9 36% Adjusted EBITDA Margin 7.2% 8.1% 9.5% 32% Earnings (Loss) Per Share – Diluted $0.09 $0.11 ($0.01) NM Adjusted Earnings Per Share – Diluted $0.09 $0.16 $0.23 156% Note: See Appendix for reconciliations of non-GAAP financial measures SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 19 © 2019 AK Steel. All rights reserved.

Adjusted EBITDA – 4Q 2018 to 1Q 2019 $200 $175 $21 $7 $161 $150 $5 $136 $8 $125 ($ Millions)($ $100 $75 $50 4Q 2018 Pricing/Volume/Mix Raw Materials & Operations Other 1Q 2019 Energy SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 20 © 2019 AK Steel. All rights reserved.

Balance Sheet and Cash Flow Highlights Robust Liquidity ($ Millions) . Maintain focus on strengthening balance sheet $1,500 $1,354 $989 $938 . Increased revolving credit facility to $1.5 billion in April $1,000 $845* $700 . Working capital was a seasonal use of $96 million in $500 1Q; expected to be a modest source of cash for full $0 year 2019 12/31/15 12/31/16 12/31/17 12/31/18 03/31/19 * Acquisition of Precision Partners Consistent Capital Investments Manageable Pension Contributions ($ Millions) ($ Millions) $200 ~$170 - $190 $75 $153 $152 $150 $128 $50 $50 $50 $44 $46 $99 $50 $100 $24 $25 $50 $0 $0 $0 2015 2016 2017 2018 2019E 2015 2016 2017 2018 2019E 2020E 2021E SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 21 © 2019 AK Steel. All rights reserved.

2019 Full Year Guidance Estimates

- Net income attributable to AK Steel of ~$76 to $96 million
- Adjusted net income of ~$153 to $173 million
- Adjusted EBITDA in the range of $505 to $525 million
  - Based on current average carbon hot-rolled coil spot market price of ~$690 per ton
  - Every $10 change in the carbon hot roll coil spot market price, adjusted EBITDA and net income impacted by ~$5 to $7 million annually
- Adjusted results exclude the effect of the Ashland Works closure charge of $77.4 million recorded in 1Q

Flat-Rolled Shipments



(000s tons)
8,000
6,000
4,000
2,000
0
6,974
5,936
5,596
5,683
2015
2016
2017
2018

Flat-Rolled Average Selling Price Per Ton



$1,200
$900
$600
$300
$0
$929
$955
$1,022
$1,091
2015
2016
2017
2018

Adjusted EBITDA



($ Millions)
$600
$500
$400
$300
$200
$100
$0
$180.4
$472.8
$528.5
$563.4
2015
2016
2017
2018

Note: 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO

The company's guidance is based on AK Steel's current estimates and may change based on business conditions and other factors. There are many other items that could affect the company's 2019 results, as outlined in the Forward-Looking Statements slide of this presentation, including developments in the domestic and global economies, in the company's business, in trade actions and the imposition of tariffs, and in the businesses of the company's customers, suppliers and competitors.

AK Steel

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April 2019 22

© 2019 AK Steel. All rights reserved.

2019 Other Guidance Items . Earnings per share of ~$0.24 to $0.30 . Adjusted earnings per share of ~$0.48 to $0.54 . Flat-rolled shipments ~5.9 million tons . Average flat-rolled selling price roughly the same as 2018 . Adjusted EBITDA expected to be similar in the first and second half . Planned maintenance outages ~$70 to $80 million and expected to be substantially heavier in the second and fourth quarters . Depreciation and amortization ~$210 million* . Cash/total interest expense of ~$135/$155 million . Pension and OPEB income ~$20 to $25 million** . OPEB payments of ~$40 million . Minimal cash and book taxes . Working capital expected to be modest source of cash * Includes $20 million for SunCoke ** Includes ~$6 million expense reported in Cost of Products Sold/Selling and Administrative expenses; excludes $13 million charge in 1Q for Ashland Works closure The company's guidance is based on AK Steel’s current estimates and may change based on business conditions and other factors. There are many other items that could affect the company’s 2019 results, as outlined in the Forward-Looking Statements slide of this presentation, including developments in the domestic and global economies, in the company’s business, in trade actions and the imposition of tariffs, and in the businesses of the company’s customers, suppliers and competitors. SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 23 © 2019 AK Steel. All rights reserved.

THANK YOU! SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 © 2019 AK Steel. All rights reserved.

Appendix SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 © 2019 AK Steel. All rights reserved.

Investor Contact SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 26 © 2019 AK Steel. All rights reserved.

Longer Term Target Metrics Average EBITDA Margin Debt-to-EBITDA through a business cycle >8% <3.0x Economic Profit: EBITDA Contributions from Return on Invested Capital Downstream Business >10.5% >30% SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 27 © 2019 AK Steel. All rights reserved.

High-Value Product Mix with More Predictable Pricing Flat-Rolled Product Mix Customer Contract Structure 2015 2015 Other 3% Spot Market Hot-rolled ~19% 18% Coated Fixed Base 48% Price Contracts Stainless/ Steel Index ~62% Electrical Based Contracts 13% ~19% Cold-rolled 2018 2018 18% Other 3% Spot Market Hot-rolled ~13% 13% Coated Fixed Base 50% Price Contracts Stainless/ Steel Index ~70% Electrical Based Contracts 15% ~17% Cold-rolled 19% SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 28 © 2019 AK Steel. All rights reserved.

Significantly Improved Debt Profile ($ Millions) December 31, 2015 March 31, 2019 Total Debt: $2.4 billion $700 $150 $150 $537 Total Debt: $2.1 billion $7 $406 $406 $380 $380 $380 $392 $290 $270 $550 $530 $149 $62 $62 $30 $30 $7 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Senior Notes Senior Secured Notes Industrial Revenue Bonds . Liquidity is sufficient to pay down the $149 million exchangeable notes due in November 2019 Note: Excludes unamortized debt discount and issuance costs SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 29 © 2019 AK Steel. All rights reserved.

Non-GAAP Financial Measures
Reconciliation of Adjusted Net Income

($ Millions)	2016	2017	2018	Qtr ended 03/31/2018	Qtr ended 03/31/2019	2019 Guidance Low	2019 Guidance High
Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation							
Net income (loss) attributable to AK Steel Holding Corporation, as reported	($16.8)	$103.5	$186.0	$28.7	($4.5)	$76	$96
Pension and OPEB net corridor and settlement charges	68.1		14.5				
Charges (credit) for termination of pellet agreement and related transportation costs	69.5	(19.3)					
Ashland Works closure					77.4	77	77
Asset impairment charge		75.6					
Adjusted net income (loss) attributable to AK Steel Holding	**$120.8**	**$159.8**	**$200.5**	**$28.7**	**$72.9**	**$153**	**$173**
Reconciliation to Diluted Earnings (Losses) per Share							
Diluted earnings (loss) per share, as reported	($0.07)	$0.32	$0.59	$0.09	($0.01)	$0.24	$0.30
Pension and OPEB net corridor charge/settlement loss	0.30		0.05				
Charges (credit) for termination of pellet agreement and related transportation costs	0.30	(0.06)					
Ashland Works closure					0.24	0.24	0.24
Asset impairment charge		0.24					
Adjusted diluted earnings (loss) per share	**$0.53**	**$0.50**	**$0.64**	**$0.09**	**$0.23**	**$0.48**	**$0.54**
Flat-rolled Shipments	**5,936.4**	**5,596.2**	**5,683.4**	**1,430.9**	**1,388.4**		
Flat-rolled Average Selling Price	**$955**	**$1,022**	**$1,091**	**$1,045**	**$1,112**		

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April 2019 30

Non-GAAP Financial Measures

Reconciliation of Adjusted EBITDA

($ Millions)	2016	2017	2018	Qtr ended 03/31/2018	Qtr ended 03/31/2019	2019 Guidance Low	2019 Guidance High
Net income (loss) attributable to AK Steel Holding	($16.8)	$103.5	$186.0	$28.7	($4.5)	$76	$96
Net income (loss) attributable to NCI	66.0	61.4	58.1	16.1	12.6	55	55
Income tax expense (benefit)	(16.9)	(2.2)	(6.2)	(4.9)	1.4	7	7
Interest expense, net	162.3	150.9	150.7	37.4	37.7	155	155
Depreciation and amortization	221.4	236.3	237.0	61.3	56.3	210	210
EBITDA	$416.0	$549.9	$625.6	$138.6	$103.5	$503	$523
Less: EBITDA of NCI (a)	80.8	77.7	76.7	19.9	20.0	75	75
Pension and OPEB net corridor charges / settlement loss	68.1		14.5				
Charges (credit) for termination of pellet agreement and related transportation costs	69.5	(19.3)					
Ashland Works closure					77.4	77	77
Asset impairment charge		75.6					
Adjusted EBITDA	$472.8	$528.5	$563.4	$118.7	$160.9	$505	$525
Adjusted EBITDA margin	8.0%	8.7%	8.3%	7.2%	9.5%		

(a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows:

	2016	2017	2018	Qtr ended 03/31/2018	Qtr ended 03/31/2019	2019 Guidance Low	2019 Guidance High
Net income (loss) attributable to noncontrolling interests	$66.0	$61.4	$58.1	$16.1	$12.6	$55	$55
Depreciation	14.8	16.3	18.6	3.8	7.4	20	20
EBITDA of noncontrolling interests	$80.8	$77.7	$76.7	$19.9	$20.0	$75	$75

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April 2019 31

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION April 2019 © 2019 AK Steel. All rights reserved.